UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2010

AMN HEALTHCARE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16753	06-1500476
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12400 High Bluff Drive; Suite 100

San Diego, California 92130

(Address of principal executive offices)

Registrant’s telephone number, including area code: (866) 871-8519

NOT APPLICABLE

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As previously reported on September 1, 2010, AMN Healthcare Services, Inc. (“AMN”) closed its acquisition of NF Investors, Inc., a Delaware corporation (“NFI”), the parent company of Nursefinders, Inc. (dba Medfinders). The purpose of this Amendment No. 1 to the Current Report on Form 8-K is to file the financial statements and pro forma information required by Item 9.01.

Important Information

AMN intends to file a proxy statement and other relevant materials with the SEC to obtain stockholder approval of (i) the convertibility of the preferred stock issued to former Medfinders’ shareholders in the acquisition into shares of AMN common stock and (ii) the voting rights of such preferred stock (the “Stockholder Approval”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE STOCKHOLDER APPROVAL. The proxy statement, any amendments or supplements to the proxy statement and other relevant documents filed by AMN with the SEC will be available free of charge through the web site maintained by the SEC at www.sec.gov or by calling the SEC at telephone number 1-800-SEC-0330. Free copies of these documents may also be obtained from AMN’s website at www.amnhealthcare.com or by writing to: AMN Healthcare Services, Inc., 12400 High Bluff Drive, Suite 100, San Diego, California 92130, Attention: Investor Relations.

AMN and its directors and executive officers are deemed to be participants in the solicitation of proxies from the stockholders of AMN in connection with the Stockholder Approval. Information regarding AMN’s directors and executive officers is included in AMN’s definitive proxy statement for its 2010 annual meeting of stockholders held on April 14, 2010, which was filed with the SEC on March 12, 2010. Other information regarding the participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement to be filed in connection with the Stockholder Approval.

Cautionary Statement

The issuance of the securities in the transactions described in this Amendment No. 1 to Form 8-K and the Form 8-K dated September 1, 2010 have not been registered under the Securities Act, or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This Amendment No. 1 to Form 8-K and the Form 8-K dated September 1. 2010 shall not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of the securities in any jurisdiction or state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction or state.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The following audited consolidated financial statements are attached hereto as Exhibit 99.1:

•	Report of Ernst & Young LLP, Independent Auditors

•	The consolidated balance sheets of NF Investors, Inc. and subsidiaries (the Successor Company) as of January 3, 2010 and December 28, 2008

•

The consolidated statements of operations for the operating periods from December 29, 2008 through January 3, 2010, December 31, 2007 through December 28, 2008, and August 8, 2007 through December 30, 2007 for the Successor Company and the consolidated statement of operations for Nursefinders, Inc. and subsidiaries (the Predecessor Company) for the period from January 1, 2007 through August 9, 2007

•

The consolidated statements of stockholders’ equity and comprehensive income (loss) for the operating periods from December 29, 2008 through January 3, 2010, December 31, 2007 through December 28, 2008, and August 8, 2007 through December 30, 2007 for the Successor Company

•

The consolidated statements of cash flows for the operating periods from December 29, 2008 through January 3, 2010, December 31, 2007 through December 28, 2008, and August 8, 2007 through December 30, 2007 for the Successor Company and the consolidated statement of cash flows for the Predecessor Company for the period from January 1, 2007 through August 9, 2007

•	Notes to consolidated financial statements

The following unaudited consolidated financial statements are attached hereto as Exhibit 99.2:

•	The unaudited consolidated balance sheet of the Successor Company as of July 4, 2010

•	The unaudited consolidated statements of operations for the operating periods from January 4, 2010 through July 4, 2010, and December 29, 2008 through July 5, 2009 for the Successor Company

•

The unaudited consolidated statements of stockholders’ equity and comprehensive loss for the operating periods from January 4, 2010 through July 4, 2010, and December 29, 2008 through July 5, 2009 for the Successor Company

•	The unaudited consolidated statements of cash flows for the operating periods from January 4, 2010 through July 4, 2010, and December 29, 2008 through July 5, 2009 for the Successor Company

•	Notes to unaudited consolidated financial statements

(b) Unaudited Pro Forma Financial Information

The following unaudited pro forma financial information is attached hereto as Exhibit 99.3:

•	The unaudited pro forma condensed combined consolidated balance sheet as of June 30, 2010

•	The unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2009

•	The unaudited pro forma condensed combined consolidated statement of operations for the six months ended June 30, 2010

•	Notes to unaudited pro forma condensed combined consolidated financial statements

(d) Exhibits.

EXHIBIT No.	DESCRIPTION

23.1	Consent of Ernst & Young LLP

99.1	Audited Financial Statements of business acquired listed in Item 9.01(a)

99.2	Unaudited Financial Statements of business acquired listed in Item 9.01(a)

99.3	Unaudited Pro Forma Financial Information listed in Item 9.01(b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMN HEALTHCARE SERVICES, INC.

Date: October 4, 2010	By:	/S/ SUSAN R. SALKA
Susan R. Salka President and Chief Executive Officer

INDEX TO EXHIBITS

EXHIBIT No.	DESCRIPTION

23.1	Consent of Ernst & Young LLP

99.1	Audited Financial Statements of business acquired listed in Item 9.01(a)

99.2	Unaudited Financial Statements of business acquired listed in Item 9.01(a)

99.3	Unaudited Pro Forma Financial Information listed in Item 9.01(b)